Exhibit 99.1

American National Group Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements of American National Group Inc. (the "Company") are presented to reflect the effect of the disposition of its existing property and casualty subsidiaries, American National Property And Casualty Company and its subsidiaries (“ANPAC”), United Farm Family Insurance Company (“UFFIC”) and Farm Family Casualty Insurance Company and its subsidiaries (“FFCIC” and, together with ANPAC and UFFIC, collectively, the “P&C Subsidiaries”) on October 1, 2025 (the "Disposition"). The unaudited pro forma financial statements should be read in conjunction with the Company’s consolidated financial statements and notes presented in the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2025 and the Company’s 2024 Annual Report on Form 10-K for the year ended December 31, 2024.

The unaudited pro forma Condensed Consolidated Statements of Financial Position as of June 30, 2025 and December 31, 2024 are based on the previously reported financial statements of the Company after including the impact of the Disposition as if it had occurred on those respective dates. The unaudited pro forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2025, year ended December 31, 2024 and year ended December 31, 2023 are based on the previously reported financial statements of the Company after including the impact of the Disposition as if it had occurred on those respective dates.

The unaudited pro forma consolidated financial statements are provided for informational purposes only and do not represent the actual results of operations or the financial position of the Company, nor is it indicative of the Company’s future operating results or financial position. The pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable. As a result, the actual results reported by the Company in periods following the Disposition may differ materially from this unaudited pro forma condensed consolidated financial information.

The Company currently expects to receive a capital contribution subsequent to the Disposition, and the Company intends to use the proceeds thereof to repay outstanding term loans with the objective of keeping the Disposition leverage neutral to the Company. The pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information solely relate to the impact of the Disposition and do not reflect impacts from the expected capital contribution or the anticipated repayment of outstanding term loans.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF JUNE 30, 2025
(Dollars in millions, except share and per share data)
(Unaudited)

	As Reported	Disposition Adjustments	Notes	Pro Forma
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value, net of allowance for credit losses (amortized cost of $48,260 and $46,791, respectively)	$48,931	$(1,447)	A	$47,484
Equity securities, at fair value	1,238	(643)	A	595
Mortgage loans on real estate, at amortized cost, net of allowance for credit losses	11,254	(122)	A	11,132
Private loans, at amortized cost, net of allowance for credit loss	8,120	(50)	A	8,070
Real estate and real estate partnerships, net of accumulated depreciation	5,944	(354)	A	5,590
Investment funds	3,038	(3)	A	3,035
Policy loans	257			257
Short-term investments, at estimated fair value	4,067			4,067
Other invested assets	1,999	(8)	A	1,991
Total investments	84,848	(2,627)		82,221

Cash and cash equivalents	12,104	(491)	A	11,613
Accrued investment income	735	(15)	A	720
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	11,051	(113)	A	10,938
Premiums due and other receivables	463	(423)	A	40
Ceded unearned premiums	173	(151)	A	22
Deferred tax asset	471	(20)	A	451
Reinsurance recoverables and deposit assets	9,835	(267)	A	9,568
Property and equipment, net of accumulated depreciation	167	(20)	A	147
Intangible assets, net of accumulated amortization	1,557	(19)	A	1,538
Goodwill	783	(35)	A	748
Other assets	2,836	(81)	A	2,755
Separate account assets	1,322			1,322
Total assets	$126,345	$(4,262)		$122,083

Liabilities
Future policy benefits	$10,029			$10,029
Policyholders’ account balances	86,934			86,934
Policy and contract claims	1,910	(1,548)	A	362
Market risk benefits	4,227			4,227
Unearned premium reserve	869	(838)	A	31
Due to related parties	72	4	A	76
Other policyholder funds	397	(6)	A	391
Notes payable	200			200
Long term borrowings	2,953			2,953
Funds withheld for reinsurance liabilities	3,171			3,171
Other liabilities	4,044	(174)	A	3,870
Separate account liabilities	1,322			1,322
Total liabilities	$116,128	$(2,562)		$113,566

Equity
Preferred stock, Series B; par value $1 per share; $25,000 per share liquidation preference; 12,000 shares authorized; issued and outstanding: 12,000 shares	$296			$296
Preferred stock, Series D; par value $1 per share; $25,000 per share liquidation preference; 12,000 shares authorized; issued and outstanding: 12,000 shares	292			292
Additional paid-in capital	7,547	(1,694)	A	5,853
Accumulated other comprehensive income, net of taxes	664	15	A	679
Retained earnings	1,283	(21)	B	1,262
Non-controlling interests	135			135
Total equity	10,217	(1,700)		8,517
Total liabilities and equity	$126,345	$(4,262)		$122,083

See notes to unaudited pro forma condensed consolidated financial information.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2024
(Dollars in millions, except share and per share data)
(Unaudited)

	As Reported	Disposition Adjustments		Notes	Pro Forma
Assets
Investments:
Available-for-sale fixed maturity securities, at fair value, net of allowance for credit losses (amortized cost of $47,127 and $45,373, respectively)	$47,292		$(1,701)	A	$45,591
Equity securities, at fair value	1,142		(531)	A	611
Mortgage loans on real estate, at amortized cost, net of allowance for credit losses	12,117		(131)	A	11,986
Private loans, at amortized cost, net of allowance for credit loss	5,732		(85)	A	5,647
Real estate and real estate partnerships, net of accumulated depreciation	4,992		(358)	A	4,634
Investment funds	3,015		(3)	A	3,012
Policy loans	274				274
Short-term investments, at estimated fair value	4,177				4,177
Other invested assets	2,014		(7)	A	2,007
Total investments	80,755		(2,816)		77,939

Cash and cash equivalents	11,330		(463)	A	10,867
Accrued investment income	761		(25)	A	736
Deferred policy acquisition costs, deferred sales inducements and value of business acquired	10,631		(127)	A	10,504
Premiums due and other receivables	437		(424)	A	13
Ceded unearned premiums	132		(147)	A	(15)
Deferred tax asset	529		(36)	A	493
Reinsurance recoverables and deposit assets	10,055		(193)	A	9,862
Property and equipment, net of accumulated depreciation	175		(21)	A	154
Intangible assets, net of accumulated amortization	1,545		(19)	A	1,526
Goodwill	783		(35)	A	748
Other assets	2,745		(128)	A	2,617
Separate account assets	1,343				1,343
Total assets	$121,221		$(4,434)		$116,787

Liabilities
Future policy benefits	$9,170	$			$9,170
Policyholders’ account balances	83,079				83,079
Policy and contract claims	1,867		(1,471)	A	396
Market risk benefits	3,655				3,655
Unearned premium reserve	1,044		(1,016)	A	28
Due to related parties	80		(3)	A	77
Other policyholder funds	347		(7)	A	340
Notes payable	189				189
Long term borrowings	2,957				2,957
Funds withheld for reinsurance liabilities	3,321				3,321
Other liabilities	4,141		(251)	A	3,890
Separate account liabilities	1,343				1,343
Total liabilities	$111,193		$(2,748)		$108,445

Equity
Preferred stock, Series A; par value $1 per share; $25,000 per share liquidation preference; 20,000 shares authorized; issued and outstanding: 16,000 shares	$389	$			$389
Preferred stock, Series B; par value $1 per share; $25,000 per share liquidation preference; 12,000 shares authorized; issued and outstanding: 12,000 shares	296				296
Additional paid-in capital	7,569		(1,693)	A	5,876
Accumulated other comprehensive income, net of taxes	340		43	A	383
Retained earnings	1,356		(36)	C	1,320
Non-controlling interests	78				78
Total equity	10,028		(1,686)		8,342
Total liabilities and equity	$121,221		$(4,434)		$116,787

See notes to unaudited pro forma condensed consolidated financial information.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2025
(Dollars in millions)
(Unaudited)

	As Reported	Disposition Adjustments	Notes	Pro Forma
Net premiums	$1,641	$(829)	D	$812
Other policy revenue	321			321
Net investment income	2,435	(45)	D	2,390
Investment related gains (losses)	69	(68)	D	1
Other income (loss)	59	(5)	D	54
Total revenues	4,525	(947)		3,578

Policyholder benefits and claims incurred	1,716	(604)	D	1,112
Interest sensitive contract benefits	997			997
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	650	(166)	D	484
Change in fair value of insurance-related derivatives and embedded derivatives	330			330
Change in fair value of market risk benefits	314			314
Operating expenses	491	(100)	D	391
Interest expense	93			93
Total benefits and expenses	4,591	(870)		3,721
Net income (loss) before income taxes	(66)	(77)		(143)
Income tax expense (benefit)	(17)	(16)	D	(33)
Net income (loss)	(49)	(61)		(110)
Less: Net income (loss) attributable to noncontrolling interests	5			5
Net income (loss) attributable to American National Group Inc. stockholders	(54)	(61)		(115)
Less: Preferred stock dividends and redemption	41			41
Net income (loss) attributable to American National Group Inc. common stockholder	$(95)	$(61)		$(156)

See notes to unaudited pro forma condensed consolidated financial information.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2024
(Dollars in millions)
(Unaudited)

	As Reported	Disposition Adjustments	Notes	Pro Forma
Net premiums	$5,519	$(1,840)	D	$3,679
Other policy revenue	657			657
Net investment income	3,628	(147)	D	3,481
Investment related gains (losses)	(346)	19	D	(327)
Other income (loss)	45	(10)	D	35
Total revenues	9,503	(1,978)		7,525

Policyholder benefits and claims incurred	5,361	(1,313)	D	4,048
Interest sensitive contract benefits	1,745			1,745
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	939	(352)	D	587
Change in fair value of insurance-related derivatives and embedded derivatives	(94)			(94)
Change in fair value of market risk benefits	(3)			(3)
Operating expenses	880	(179)	D	701
Interest expense	165			165
Total benefits and expenses	8,993	(1,844)		7,149
Net income (loss) before income taxes	510	(134)		376
Income tax expense (benefit)	(170)	(28)	D	(198)
Net income (loss)	680	(106)		574
Less: Net income (loss) attributable to noncontrolling interests	(49)			(49)
Net income (loss) attributable to American National Group Inc. stockholders	729	(106)		623
Less: Preferred stock dividends and redemption	33			33
Net income (loss) attributable to American National Group Inc. common stockholder	$696	$(106)		$590

See notes to unaudited pro forma condensed consolidated financial information.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2023
(Dollars in millions)
(Unaudited)

	As Reported	Disposition Adjustments	Notes	Pro Forma
Net premiums	$3,521	$(1,852)	D	$1,669
Other policy revenue	414			414
Net investment income	1,388	(148)	D	1,240
Investment related gains (losses)	(1)	(29)	D	(30)
Other income (loss)	83	(9)	D	74
Total revenues	5,405	(2,038)		3,367

Policyholder benefits and claims incurred	3,289	(1,434)	D	1,855
Interest sensitive contract benefits	480			480
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	525	(413)	D	112
Change in fair value of insurance-related derivatives and embedded derivatives	36			36
Change in fair value of market risk benefits	(69)			(69)
Operating expenses	601	(170)	D	431
Interest expense	99			99
Total benefits and expenses	4,961	(2,017)		2,944
Net income (loss) before income taxes	444	(21)		423
Income tax expense (benefit)	47	(4)	D	43
Net income (loss)	397	(17)		380
Less: Net income (loss) attributable to noncontrolling interests	5			5
Net income (loss) attributable to American National Group Inc. stockholders	392	(17)		375
Less: Preferred stock dividends and redemption	-			-
Net income (loss) attributable to American National Group Inc. common stockholder	$392	$(17)		$375

See notes to unaudited pro forma condensed consolidated financial information.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2025
(Dollars in millions)
(Unaudited)

	As Reported	Disposition Adjustments	Notes	Pro Forma
Net income (loss)	$(49)	$(61)	D	$(110)
Other comprehensive income (loss), net of tax:
Change in net unrealized investment gains (losses)	315	(21)	E	294
Foreign currency translation	119	(7)	E	112
Change in discount rate for future policy benefits	(76)			(76)
Change in instrument-specific credit risk for market risk benefits	(29)			(29)
Defined benefit pension plan adjustment	(5)			(5)
Total other comprehensive income (loss)	324	(28)		296
Comprehensive income	275	(89)		186
Less: Comprehensive income (loss) attributable to noncontrolling interest	5			5
Comprehensive income attributable to American National Group Inc.	$270	$(89)		$181

See notes to unaudited pro forma condensed consolidated financial information.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2024
(Dollars in millions)
(Unaudited)

	As Reported	Disposition Adjustments	Notes	Pro Forma
Net income (loss)	$680	$(106)	D	$574
Other comprehensive income (loss), net of tax:
Change in net unrealized investment gains (losses)	476	(5)	E	471
Foreign currency translation	(28)	5	E	(23)
Change in discount rate for future policy benefits	174			174
Change in instrument-specific credit risk for market risk benefits	(197)			(197)
Defined benefit pension plan adjustment	18	(2)	E	16
Total other comprehensive income (loss)	443	(2)		441
Comprehensive income	1,123	(108)		1,015
Less: Comprehensive income (loss) attributable to noncontrolling interest	(49)			(49)
Comprehensive income attributable to American National Group Inc.	$1,172	$(108)		$1,064

See notes to unaudited pro forma condensed consolidated financial information.

AMERICAN NATIONAL GROUP INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2023
(Dollars in millions)
(Unaudited)

	As Reported	Disposition Adjustments	Notes	Pro Forma
Net income (loss)	$397	$(17)	D	$380
Other comprehensive income (loss), net of tax:
Change in net unrealized investment gains (losses)	423	(45)	E	378
Foreign currency translation	-			-
Change in discount rate for future policy benefits	(148)			(148)
Change in instrument-specific credit risk for market risk benefits	(20)			(20)
Defined benefit pension plan adjustment	84	(2)	E	82
Total other comprehensive income (loss)	339	(47)		292
Comprehensive income	736	(64)		672
Less: Comprehensive income (loss) attributable to noncontrolling interest	5			5
Comprehensive income attributable to American National Group Inc.	$731	$(64)		$667

See notes to unaudited pro forma condensed consolidated financial information.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
(In millions)

1          Basis of Presentation

The unaudited pro forma condensed consolidated financial information is prepared based on the Company's historical consolidated financial statements and pursuant to Article 11 of Regulation S-X, adjusted for certain transaction accounting adjustments listed in Note 2 below. The unaudited pro forma condensed consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

2          Pro Forma Adjustments

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated statements of financial position and/or the unaudited pro forma condensed consolidated statements of operations:

A)	Represents the elimination of the assets, liabilities, and corresponding equity impacts associated with the Disposition.
B)
Represents the effect on retained earnings related to the elimination of a $77 million dividend paid from ANPAC to the Company in 2025 as well as the elimination of the historical revenues and expenses associated with the Disposition.

C)	Represents the effect on retained earnings related to the elimination of the historical revenues and expenses attributable to the assets and liabilities associated with the Disposition.
D)	Represents the elimination of the historical revenues and expenses attributable to the assets and liabilities associated with the Disposition.
E)	Represents the effect on comprehensive income related to the elimination of the assets and liabilities associated with the Disposition.